Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Revenues:
Rooms	$110,413	$94,510
Food and beverage	67,114	62,479
Other hotel operating revenue	22,740	20,125
Lease and other revenue	1,200	1,165
Total revenues	201,467	178,279
Operating Costs and Expenses:
Rooms	33,988	28,576
Food and beverage	54,366	47,393
Other departmental expenses	56,485	49,565
Management fees	6,325	5,616
Other hotel expenses	16,730	13,609
Lease expense	1,176	1,168
Depreciation and amortization	27,218	25,490
Corporate expenses	5,984	13,810
Total operating costs and expenses	202,272	185,227
Operating loss	(805)	(6,948)
Interest expense	(21,486)	(19,605)
Interest income	12	30
Equity in earnings of unconsolidated affiliates	1,345	920
Foreign currency exchange gain (loss)	240	(5)
Other income, net	132	452
Loss before income taxes	(20,562)	(25,156)
Income tax expense	(784)	(465)
Net loss	(21,346)	(25,621)
Net loss attributable to the noncontrolling interests in SHR's operating partnership	87	117
Net loss attributable to the noncontrolling interests in consolidated affiliates	3,852	29
Net loss attributable to SHR	(17,407)	(25,475)
Preferred shareholder dividends	(6,041)	(6,041)
Net loss attributable to SHR common shareholders	$(23,448)	$(31,516)
Basic Loss Per Share:
Net loss attributable to SHR common shareholders	$(0.11)	$(0.17)
Weighted average common shares outstanding	206,981	186,430
Diluted Loss Per Share:
Net loss attributable to SHR common shareholders	$(0.12)	$(0.17)
Weighted average common shares outstanding	218,710	186,430

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	March 31, 2013	December 31, 2012
Assets
Investment in hotel properties, net	$1,960,764	$1,970,560
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $10,972 and $10,812	28,296	30,631
Investment in unconsolidated affiliates	91,490	112,488
Cash and cash equivalents	78,527	80,074
Restricted cash and cash equivalents	67,558	58,579
Accounts receivable, net of allowance for doubtful accounts of $1,609 and $1,602	50,635	45,620
Deferred financing costs, net of accumulated amortization of $8,214 and $7,049	10,410	11,695
Deferred tax assets	2,140	2,203
Prepaid expenses and other assets	53,201	54,208
Total assets	$2,383,380	$2,406,417
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,164,587	$1,176,297
Bank credit facility	156,000	146,000
Accounts payable and accrued expenses	223,975	228,397
Distributions payable	6,041	—
Deferred tax liabilities	47,720	47,275
Total liabilities	1,598,323	1,597,969
Noncontrolling interests in SHR’s operating partnership	7,123	5,463
Commitments and contingencies
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $105,907 and $103,704 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $92,249 and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $97,667 and $95,693 in the aggregate)	92,489	92,489
Common shares ($0.01 par value per share; 350,000,000 common shares authorized; 204,495,534 and 204,308,710 common shares issued and outstanding)	2,045	2,043
Additional paid-in capital	1,723,138	1,730,535
Accumulated deficit	(1,263,334)	(1,245,927)
Accumulated other comprehensive loss	(53,108)	(58,871)
Total SHR’s shareholders’ equity	688,289	707,328
Noncontrolling interests in consolidated affiliates	89,645	95,657
Total equity	777,934	802,985
Total liabilities, noncontrolling interests and equity	$2,383,380	$2,406,417

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	March 31, 2013
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	204,496	204,496
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,620	1,620
Value Creation Plan units outstanding under the deferral program	1,301	1,301
Combined shares and units outstanding	208,270	208,270
Common stock price at end of period	$8.35	$8.35
Common equity capitalization	$1,739,055	$1,739,055
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,320,587	1,320,587
Pro rata share of unconsolidated debt	239,400	—
Pro rata share of consolidated debt	(134,910)	—
Cash and cash equivalents	(78,527)	(78,527)
Total enterprise value	$3,374,707	$3,270,217
Net Debt / Total Enterprise Value	39.9%	38.0%
Preferred Equity / Total Enterprise Value	8.6%	8.8%
Common Equity / Total Enterprise Value	51.5%	53.2%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% and 50.0% ownership interest in the Hotel del Coronado hotel and the Fairmont Scottsdale Princess hotel, respectively. We account for these investments using the equity method of accounting.

	Three Months Ended March 31, 2013			Three Months Ended March 31, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$30,330	$30,956	$61,286	$30,843	$26,983	$57,826
Property EBITDA (100%)	$7,874	$9,569	$17,443	$8,219	$8,655	$16,874
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$2,864	$4,785	$7,649	$2,819	$4,327	$7,146
Depreciation and amortization	(1,865)	(1,840)	(3,705)	(1,689)	(1,771)	(3,460)
Interest expense	(2,490)	(194)	(2,684)	(2,518)	(203)	(2,721)
Other expenses, net	(16)	(8)	(24)	(23)	(58)	(81)
Income taxes	94	—	94	267	—	267
Equity in (losses) earnings of unconsolidated affiliates	$(1,413)	$2,743	$1,330	$(1,144)	$2,295	$1,151
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(1,413)	$2,743	$1,330	$(1,144)	$2,295	$1,151
Depreciation and amortization	1,865	1,840	3,705	1,689	1,771	3,460
Interest expense	2,490	194	2,684	2,518	203	2,721
Income taxes	(94)	—	(94)	(267)	—	(267)
EBITDA Contribution	$2,848	$4,777	$7,625	$2,796	$4,269	$7,065
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(1,413)	$2,743	$1,330	$(1,144)	$2,295	$1,151
Depreciation and amortization	1,865	1,840	3,705	1,689	1,771	3,460
FFO Contribution	$452	$4,583	$5,035	$545	$4,066	$4,611

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.85%	365 bp	$475,000	March 2018
Cash and cash equivalents			(5,283)
Net Debt			$469,717
Fairmont Scottsdale Princess
CMBS Mortgage	0.56%	36 bp	$133,000	April 2015
Cash and cash equivalents			(4,413)
Net Debt			$128,587

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended March 31,
	2013	2012
Marriott Hamburg:
Property EBITDA	$1,396	$1,400
Revenue (a)	$1,200	$1,165

Lease expense	(1,176)	(1,168)
Less: Deferred gain on sale-leaseback	(51)	(51)
Adjusted lease expense	(1,227)	(1,219)

EBITDA contribution from leasehold	$(27)	$(54)

Security Deposit (b):	March 31, 2013	December 31, 2012
Marriott Hamburg	$2,436	$2,507

(a)	For the three months ended March 31, 2013 and 2012, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended March 31,
	2013	2012
Net loss attributable to SHR common shareholders	$(23,448)	$(31,516)
Depreciation and amortization	27,218	25,490
Interest expense	21,486	19,605
Income taxes	784	465
Noncontrolling interests	(87)	(117)
Adjustments from consolidated affiliates	(3,554)	(1,257)
Adjustments from unconsolidated affiliates	6,316	6,682
Preferred shareholder dividends	6,041	6,041
EBITDA	34,756	25,393
Realized portion of deferred gain on sale-leaseback	(51)	(51)
Foreign currency exchange (gain) loss (a)	(240)	5
Adjustment for Value Creation Plan	—	7,939
Comparable EBITDA	$34,465	$33,286

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Loss Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Net loss attributable to SHR common shareholders	$(23,448)	$(31,516)
Depreciation and amortization	27,218	25,490
Corporate depreciation	(131)	(265)
Realized portion of deferred gain on sale-leaseback	(51)	(51)
Noncontrolling interests adjustments	(127)	(133)
Adjustments from consolidated affiliates	(1,641)	(667)
Adjustments from unconsolidated affiliates	3,706	3,764
FFO	5,526	(3,378)
Redeemable noncontrolling interests	40	16
FFO—Fully Diluted	5,566	(3,362)
Non-cash mark to market of interest rate swaps	(3,044)	(1,530)
Foreign currency exchange (gain) loss (a)	(240)	5
Adjustment for Value Creation Plan	—	7,939
Comparable FFO	$2,282	$3,052
Comparable FFO per fully diluted share	$0.01	$0.02
Weighted average diluted shares (b)	209,895	188,787

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Marriott London Grosvenor Square (c)	1.61%	110 bp (c)	$106,475	October 2013
North Beach Venture	5.00%	Fixed	1,476	January 2014
Bank credit facility	3.20%	300 bp	156,000	June 2015
Four Seasons Washington, D.C.	3.35%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	212,677	June 2017
Fairmont Chicago	6.09%	Fixed	94,496	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	190,000	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,463	December 2017
InterContinental Miami	3.70%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.05%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021
			$1,320,587

(a)
Spread over LIBOR (0.20% at March 31, 2013). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)	Principal balance of £70,040,000 at March 31, 2013. Spread over three-month GBP LIBOR (0.51% at March 31, 2013).

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,463,000 is payable at a fixed rate of 10.00%.
Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£70,040	October 2013

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2013	$115,161
2014	15,348
2015	172,246
2016	150,661
2017	548,979
Thereafter	318,192
$1,320,587

Percent of fixed rate debt including U.S. and European swaps	74.0%
Weighted average interest rate including U.S. and European swaps (e)	6.41%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.96

(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.